Exhibit 10.2

Warrant Amendment

This Warrant Amendment (this “Amendment”), dated as of June 30, 2025, is by and among Wrap Technologies, Inc., a Delaware corporation (the “Company”), and the investor listed on the signature page attached hereto (the “Investor”).

WITNESSETH

WHEREAS, the Company and the Investor are party to that certain Securities Purchase Agreement, dated February 24, 2025 (the “Securities Purchase Agreement”), pursuant to which the Company issued to the Investor shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants (the “February 2025 Warrants”) to purchase shares of Common Stock which expires five years from the date of issuance;

WHEREAS, pursuant to Section 5(l) of the February 2025 Warrants, the terms of the February 2025 Warrants may be amended only if the Company has obtained the written consent of such February 2025 Warrant holder; and

Whereas, the Investor and the Company desire to amend certain provisions of the February 2025 Warrant as set forth herein.

Now, therefore, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1.	Amendment. The definition of “Black Scholes Value” as defined in Section 3(d) of the February 2025 Warrant is hereby amended and restated in its entirety as follows (emphasis added):

“Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of (1) the 30 day volatility, (2) the 100 day volatility or (3) the 365 day volatility, each of clauses (1)-(3) as obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow.

2.	Amendment to Term of February 2025 Warrant. In consideration of the Investor’s execution and delivery of this Agreement, the parties hereto hereby agree to amend the term of the February 2025 Warrant such that the February 2025 Warrant shall have a term of five and one-half (5.5) years from the date of issuance.

3.	Counterparts; Facsimile Execution. This Amendment may be executed in one or more counterparts (including by electronic mail, in PDF or by DocuSign or similar electronic signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.	Governing Law. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW SET FORTH IN SECTION 5.9 OF THE Purchase AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

5.	Terms and Conditions of the February 2025 Warrants. Except as modified and amended herein, all of the terms and conditions of the February 2025 Warrants shall remain in full force and effect.

[Signature pages follow immediately.]

[Signature Page to Amendment]

In witness whereof, the undersigned has executed and delivered this Amendment as of the date first above written.

Company:

Wrap technologies, inc.

By:
Name:	Scot Cohen
Title:	Chief Executive Officer

[Signature Page to Amendment]

In witness whereof, the undersigned has executed and delivered this Amendment as of the date first above written.

Name of Investor:

By:
Name of signatory:
Title: